360 FUNDS

EAS Crow Point Alternatives Fund (the “EAS Fund”)

Investor Class Shares (EASAX)

Institutional Class Shares (EASIX)

Crow Point Global Tactical Allocation Fund (the “Global Fund”)

Investor Class Shares (CGHAX)

Institutional Class Shares (CGHIX)

Crow Point Alternative Income Fund (the “Income Fund”)

Investor Class Shares (AAIFX)

Institutional Class Shares (AIIFX)

Supplement dated May 1, 2020

To the Funds’ Prospectus and Statement of Additional Information

dated January 28, 2020

Share Class Conversion

At a meeting held on April 30, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of 360 Funds (the “Trust”) approved the conversion of the Investor Class shares into the Institutional Class shares for each of the EAS Fund, Global Fund, and Income Fund (collectively, the “Funds”). The conversion will take effect at the close of business on Friday, May 29, 2020 (the “Conversion Date”). Effective at the close of business on May 8, 2020, the Funds’ will no longer offer Investor Class shares for sale to new investors. Existing shareholders of the Funds’ Investor Class shares can continue to purchase additional shares of the Funds until the Conversion Date.

The Class Conversion is intended to be tax-free, meaning that the Fund’s Investor Class shareholders will become Institutional Class shareholders without realizing any gain or loss for federal tax purposes. The Funds will complete the share class conversion using the share classes’ relative net asset values on the Conversion Date, without the imposition of any fees or expenses. As a result of the conversion, shareholders holding Investor Class shares of the Fund as of the Conversion Date will benefit from the Institutional Class share’s reduced shareholder fees and annual fund operating expenses relative to the Investor Class shares. Shareholders that participate in the conversion will be deemed eligible investors for purposes of the Institutional Class shares’ $1,000 minimum initial investment requirement. Accordingly, such shareholders may purchase additional Institutional Class shares after the Conversion Date.

Effective on the Conversion Date, all references to the Investor Class shares in the Funds’ Prospectus and Statement of Additional Information (the “SAI”) are removed.

New Investment Advisory Agreement – Global Fund

At the same meeting, the Board approved a new investment advisory agreement with Timber Point Capital Management, LLC (“Timber Point”) that covers ongoing management of the Global Fund (for purposes of this section, the “New Agreement”). The New Agreement is subject to shareholder approval at a meeting that is expected to occur in June 2020. The Global Fund expects to mail to shareholders a proxy statement soliciting their vote on the New Agreement in late May 2020.

New Investment Advisory Agreement and New Sub-Advisory Agreement – Income Fund

The Board also approved a new investment advisory agreement with Timber Point and a new investment sub-advisory agreement with Winthrop Capital Management, LLC that cover ongoing management of the Income Fund (for purposes of this section, the “New Agreements”). The New Agreements are subject to shareholder approval at a meeting that is expected to occur in June 2020. The Income Fund expects to mail to shareholders a proxy statement soliciting their vote on the New Agreements in late May 2020.

Proposed Fund Merger – EAS Fund

Additionally, the Board approved an Agreement and Plan of Reorganization for the proposed reorganization of the EAS Fund with and into the Global Fund. The merger is subject to shareholder approval at a meeting that is expected to occur around July 31, 2020. The EAS Fund expects to mail to shareholders of the EAS Fund a proxy statement soliciting their vote on the proposed merger in early July 2020.

Name Change – All Funds

At the Meeting, the Board also approved a change to the name of the Funds. Effective immediately:

•	The new name of the EAS Fund is “Timber Point Alternatives Fund”), and all references to the “EAS Crow Point Alternatives Fund” in the Fund’s Prospectus and SAI are replaced with “Timber Point Alternatives Fund.”
•	The new name of the Global Fund is the “Timber Point Global Allocations Fund,” and all references to the “Crow Point Global Tactical Allocation Fund” in the Fund’s Prospectus and SAI are replaced with “Timber Point Global Allocations Fund.”
•	The new name of the Income Fund is the “Timber Point Alternative Income Fund,” and all references to the “Crow Point Alternative Income Fund” in the Fund’s Prospectus and SAI are replaced with “Timber Point Alternative Income Fund.”

This Supplement revises information in the Funds’ Prospectus and Statement of Additional Information dated January 28, 2020. If you would like another copy of the Funds’ Prospectus, call us at 877-244-6235 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 to request a free copy.

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